EXHIBIT 99.1 INVESTOR PRESENTATION SEPTEMBER 2018

FORWARD LOOKING STATEMENTS “This presentation contains forward-looking statements about the business, financial condition and prospects of FirstCash, Inc. and its wholly owned subsidiaries (together, the “Company”). Forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, can be identified by the use of forward-looking terminology such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends,” “could,” “would,” “anticipates,” “potential,” “confident,” “optimistic,” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, guidance, expectations and future plans. Forward-looking statements can also be identified by the fact these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties. These forward-looking statements are made to provide the public with management’s current assessment of the Company’s business. Although the Company believes the expectations reflected in forward-looking statements are reasonable, there can be no assurances such expectations will prove to be accurate. Security holders are cautioned such forward-looking statements involve risks and uncertainties. Certain factors may cause results to differ materially from those anticipated by the forward-looking statements made in this presentation. Such factors may include, without limitation, the risks, uncertainties and regulatory developments discussed and described in the Company’s 2017 annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 20, 2018, including the risks described in Part 1, Item 1A, “Risk Factors” thereof, and other reports filed subsequently by the Company with the SEC. Many of these risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. The forward-looking statements contained in this presentation speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to report any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law” 2

AT A GLANCE OVERVIEW REVENUE ($ IN MILLIONS) • Leading pawn operator with over 2,400 store $1,780 locations in 25 U.S. states and Latin America, including Mexico, Guatemala, El Salvador and $1,088 Colombia. $705 • Retailer of pre-owned consumer products including: – Consumer electronics & appliances – Jewelry, diamonds & watches 2015 2016 2017 – Power tools, musical instruments & sporting goods ADJUSTED EBITDA(1) • Source of small, short-term pawn loans ($ IN MILLIONS) – Fully collateralized $273 – No collections / credit reporting $180 • Attractive industry dynamics $132 – Steady demand across economic cycles – recession resistant – Customer base is underserved – most lenders don’t offer loans of $150 or less 2015 2016 2017 – Stable regulatory environment 1 See “Non-GAAP Financial Information” and “Reconciliation of Net Income to EBITDA and Adjusted EBITDA” in the Appendix. Source: Company filings. 3

LARGEST PAWN OPERATOR IN THE AMERICAS OVER 2,400 STORES IN FIVE COUNTRIES U.S. OPERATIONS – 1,104 STORES IN 25 STATES MEXICO OPERATIONS – 1,286 STORES IN 32 STATES Sonora Chihuahua Coahuila Quintana Roo 33 Durango Nuevo Leon Yucatan WA ME Tamaulipas MT ND VT OR MN San Luis Potosi ID NH SD WI NY MA 2 MI CT RI WY IA PA Baja California 1,286 UT 1 119 NJ 27 NE 33 DC Baja California Sur 27 3 DE Estado de 7 30 OH MD Sinaloa IN WV Nayarit Ciudad de NV KS IL VA 29 CO 25 26 6 Zacatecas Queretaro Mexico KY Aguascalientes Hidalgo CA MO Jalisco Tlaxcala Veracruz NC 41 Colima TN 53 Michoacán 33 18 SC NM OK AZ AR 27 8 46 Guanajuato MS Guerrero Oaxaca LA AL GA AK TX Estado de Mexico Puebla Campeche 403 26 Chiapas 6 Morelos Tabasco 75 FL CENTRAL AND SOUTH AMERICA OPERATIONS – 54 STORES HI IDENTIFIES NEW COUNTRY FOR 2018 Guatemala El Salvador 37 13 Colombia 4 Note: As of Press Release 9/11/2018 4

PAWN REPRESENTS 96% OF REVENUE TRAILING TWELVE MONTHS (TTM) TOTAL REVENUE NET REVENUE $1.8 BILLION $0.9 BILLION 7% 1% 4% 5% 29% 40% 54% 60% PAWN STORE SCRAP JEWELRY CONSUMER LOAN/ PAWN FEES RETAIL SALES SALES SERVICE FEES1 CONSOLIDATED GROSS MARGIN BY PRODUCT TYPE 35% 100% 7% 73% 1 Consumer loan fees expected to be 3% of revenue and 4% of net revenue in 2018 Note: As of 6/30/2018 5

Typical Pawn Transaction Cycle

Total transaction time less than 15 minutes


Customer Enters Store With Personal Asset
~20%
~80%
Sells Asset to Company
Pawn Loan
(Collateralized with Asset)
~25%
~75%
Customer Does Not Repay Loan or Fee
Customer Repays Loan & Pawn Service Fee
Retail Sales
Typical Margin = 35% - 40%
Pawn Service Fees
Monthly Yield = 12% - 13%

6

LIMITED CREDIT RISK FROM PAWN LENDING • PAWN LOANS ARE SMALL AND AVERAGE PAWN LOAN1 AFFORDABLE WITH A SHORT DURATION (COLLATERALIZED WITH ASSET) IN USD $ – 30 TO 60 DAYS $160 • APPROXIMATELY 75% OR MORE OF PAWN LOANS ARE REPAID $120 • ALL LOANS FULLY COLLATERALIZED WITH $80 $160 PERSONAL PROPERTY HELD BY THE PAWN STORE $40 – RAPID LIQUIDATION THROUGH ON-SITE $62 PAWN RETAIL OPERATIONS $0 – TYPICAL RETAIL MARGIN OF 35% TO U.S. LatAm 40% ON FORFEITED COLLATERAL 1 As of 6/30/2018 7

AGUASCALIENTES, MEXICO TIJUANA, MEXICO LATIN AMERICA OVERVIEW MEXICO, GUATEMALA, EL SALVADOR AND COLOMBIA

OVER 1,300 LATIN AMERICA LOCATIONS TOTAL LATIN AMERICA LOCATIONS, END OF PERIOD 379 NEW PAWN STORES 1,340 ADDED YTD IN 2018 54 999 955 46 46 737 674 32 597 1,286 538 447 953 386 909 329 269 705 207 130 157 100 60 4 29 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 As of 9/11/2018 MEXICO CENTRAL & SOUTH AMERICA 9

LATAM REVENUE GROWTH & CURRENCY IMPACT ($ IN MILLIONS) $800 $720 $700 $675 $600 $571 $500 $436 $388 $400 $300 $487 $525 $417 $200 $388 $368 $100 $0 2014 2015 2016 2017 TTM Q2-2018 Total Revenue, USD CC Revenue, 2014 MXN @ 13.301 1 Constant currency revenue is considered a non-GAAP measurement of financial performance 10

MAJORITY OF STORES & EMPLOYEES BASED IN LATAM; OVER 70% OF STORE INVESTMENTS IN LATAM STORE SEGMENT STORES1 EMPLOYEES3 INVESTMENTS2 CONTRIBUTION4 $46,741 73% $124,938 35% 1,340 9,582 55% 55% 1,104 7,780 $235,983 45% $17,187 45% 27% 65% LatAm U.S. 1 As of Press Release 9/11/2018 2 TTM 6/30/2018 Store CapEx and Acquisitions 3 As of Press Release 7/26/2018 4 Segment Contribution as of TTM 6/30/2018; Segment Contribution defined as Gross Profit less Store Operating Expenses and Store D&A 11

LATAM OPERATING TRENDS: Q2-2018 • STRONG GROWTH IN CORE REVENUE SAME-STORE TWO-YEAR GROWTH1 CONTINUES IN THE SECOND QUARTER 35% 29% – UP 12% ON A USD $ TRANSLATED BASIS 30% 26% – UP 16% ON A CONSTANT CURRENCY BASIS 25% 13% • RETAIL SALES GROWTH WAS 20% 12% 1 PARTICULARLY STRONG 15% – UP 13% ON A SAME-STORE BASIS 10% 16% – MAXI PRENDA STORES (ACQUIRED IN 2016) 14% 5% GREW 26% 0% • NET ADDITION OF 230 PAWN STORES Core Revenue Retail Sales OVER THE PAST TWELVE MONTHS Q2-2017 Q2-2018 1 Growth rates calculated on a constant currency basis, a non-GAAP measure defined in the 7/26/2018 press release and reconciled to the most comparable GAAP measures in the financial statements of the same release. 12

LATAM PAWN AND INVENTORY COMPOSITION LATAM OPERATIONS SEGMENT PAWN COLLATERAL INVENTORY 12% 10% 2% 61% 59% 2% 2% 2% 2% 2% 21% 25% JEWELRY ELECTRONICS TOOLS SPORTING GOODS MUSICAL INSTRUMENTS OTHER Note: As of 6/30/2018 13

LATAM GROWTH STRATEGY LATIN AMERICA CONTINUES TO BE THE PRIMARY STORE GROWTH VEHICLE - SIGNIFICANT UNTAPPED POTENTIAL IN THE REGION  SUBSTANTIAL INFRASTRUCTURE AND CASH EXISTING COUNTRY PRESENCE LATIN AMERICA MARKET ENTRY Q1-2018 WITH GROWTH STRATEGY FLOWS TO ACCOMPLISH NEW ACQUISITIONS AND DE NOVO EXPANSION NEAR-TERM EXPANSION OPPORTUNITIES Mexico FUTURE OPPORTUNITY  SIGNIFICANT RUNWAY FOR CONTINUED Belize STORE OPENINGS AND STRATEGIC Guatemala Guyana El Salvador Venezuela ACQUISITIONS IN MEXICO & GUATEMALA Honduras Suriname Nicaragua Colombia French Guiana Costa Rica  Ecuador FOUR STORES OPENED IN COLOMBIA. Panama COLOMBIA IS A SIGNIFICANT MARKET WITH Peru Brazil A POPULATION OF ALMOST 50 MILLION Bolivia  1 FOUR NEW STORES IN GUATEMALA Paraguay OPENED TO DATE IN 2018. THEY MARK THE INTRODUCTION OF THE COMPANY’S LARGE Chile Uruguay Argentina FORMAT FIRST CASH BRANDED STORES IN THE COUNTRY  LOOK STRATEGICALLY FOR ADDITIONAL EXPANSION AND ACQUISITION OPPORTUNITIES IN OTHER LATIN AMERICAN 1 As of Press Release 9/11/2018 MARKETS SUCH AS PERU 14

2018 LATAM ACQUISITIONS • MARCH 2018 - ACQUIRED 126 STORES IN CENTRAL MEXICO • JUNE 2018 - ACQUIRED 62 STORES IN NORTHEASTERN/SOUTHEASTERN MEXICO • AUGUST 2018 - ACQUIRED 97 STORES IN THE SOUTHERN GULF REGION OF MEXICO • SEPTEMBER 2018 - ACQUIRED 57 STORES IN EAST-CENTRAL MEXICO • THESE ACQUISITIONS WERE SMALLER FORMAT LOCATIONS (TYPICALLY LESS THAN 2,500 FT2) FOCUSED PRIMARILY ON JEWELRY LENDING AND SMALL ELECTRONICS • MANY SIMILARITIES TO THE SUCCESSFUL MAXI PRENDA ACQUISITION IN MEXICO IN EARLY 2016 – POTENTIAL TO INCREASE RETAIL SALES AND MARGINS GUATEMALA – WORKS IN TANDEM WITH LARGE FORMAT FIRST CASH STORES 15

NEW STORE OPENINGS • 37 LARGE FORMAT DE NOVO LOCATIONS OPENED IN LATAM YTD 2018 – 29 IN MEXICO, 4 IN COLOMBIA AND 4 IN GUATEMALA • STRONG PIPELINE OF ADDITIONAL DE NOVO LOCATIONS WHICH ARE EXPECTED TO OPEN IN 2018 (FULL YEAR: 60-65 LOCATIONS) • THE 4 COLOMBIAN STORE OPENINGS IN 2018 MARK THE DE NOVO EXPANSION INTO SOUTH AMERICA • THE 4 DE NOVO STORE OPENINGS IN GUATEMALA MARK THE INTRODUCTION OF THE COMPANY’S LARGE FORMAT FIRST CASH BRANDED STORES IN THE COUNTRY Note: As of Press Release 9/11/2018 16

PROVEN NEW STORE OPENING PROCESS  OPENED FIRST STORES IN MEXICO IN 1999  EXPERIENCED REAL ESTATE DEVELOPMENT TEAM  PROVEN SITE SELECTION STRATEGY  STANDARDIZED STORE LAYOUTS, FIXTURES AND EQUIPMENT  STATE OF THE ART SECURITY TECHNOLOGY  CONSISTENT PROCESS ENSURES THE NEW STORES ARE DELIVERED ON TIME AND WITHIN BUDGET UNDEVELOPED SITE SAME SITE AFTER REDEVELOPMENT MONTERREY, MEXICO 17

PROVEN RAPID PAYBACK MODEL MEXICO NEW STORE INVESTMENT AND PROFITABILITY RAMP ($ IN USD) Typical Mexico New Store Ramp New Store Investment Year 1 Year 2 Year 3 Year 4 Year 5 (USD $) Op Margin (4%) 17% 22% 24% 26% Cap Ex $160,000 $500 $200 - Leasehold improvements & fixtures $400 $160 - Computer & security equipment Start-up Losses $25,000 $300 $120 - Pre-opening - First six months of operation $200 $80 Total Store Investment $185,000 $100 $40 Revenue USD $ (Thousands) $ USD Revenue level profit USD $ $ (Thousands) USD level profit Working Capital (USD $) - First Year for New Store $90,000 $0 $0 Store - Operating cash Year 1 Year 2 Year 3 Year 4 Year 5 - Loan funding Revenue Store-level Profit1 - Inventory ` CUMULATIVE BREAK-EVEN POINT = APPROXIMATELY 3 YEARS 1 Store-Level Operating Profit Before Administrative Expense & Taxes; Data is Based on NSO From 2005-2017 18

CORPUS CHRISTI, TEXAS GRAND PRAIRIE, TEXAS UNITED STATES OVERVIEW LOCATIONS IN 25 STATES

# U.S. – Over 1,100 Locations in 25 States

Legacy First Cash | Legacy Cash America | Shared Markets


33
WA
OR
MT
ND
MN
ME
VT
NH
MA
RI
CT
NY
ID
SD
WI
MI
2
WY
1
NE
IA
PA
NJ
DE
MD
DC
3
UT
27
NV
7
30
CO
KS
25
MO
27
IL
33
IN
119
OH
WV
6
VA
29
CA
26
KY
NC
41
TN
53
33
AZ
NM
18
OK
AR
SC
27
8
AL
46
GA
MS
LA
AK
6
TX
403
26
75
FL
HI

***Note**: As of Press Release 9/11/2018*

FirstCash

20

U.S. OPERATING TRENDS: Q2-2018 • U.S. SEGMENT PRE-TAX OPERATING U.S. RETAIL MARGINS INCOME SEES CONTINUED GROWTH: 42% 40% 40% – UP 6% COMPARED TO Q2-2017 40% 39% 39% – DRIVEN BY INCREASED RETAIL GROSS PROFITS 38% 37% AND ADDITIONAL STORE-LEVEL COST SAVINGS 36% 35% 34% ETAIL ARGINS MPROVED 34% 33% 35% • R M I 34% SEQUENTIALLY TO 37% FOR THE QUARTER: 32% – COMPARED TO 35% IN Q1-2018 AND 34% 30% 31% 30% Q4-2017 28% Q3-2017 Q4-2017 Q1-2018 Q2-2018 – DRIVEN BY LEGACY CASH AMERICA UTILIZATION OF THE FIRSTPAWN IT PLATFORM Legacy FCFS Legacy CSH Consolidated AND NEW COMPENSATION PLANS FOCUSED ON IMPROVING KEY PROFITABILITY METRICS 21

Cash America Merger Synergies Drive Additional Accretion

	Estimated Amounts at Time of Merger	Achieved as of December 2017	Expected Opportunities in 2018
Annual Operating Cost Synergies	• ~$45 million primarily from technology, finance and other administrative synergies achieved by Mid 2018 • Minimal store closings	• $43 million in 2017	• ~$75 million or more of run rate synergies expected to be achieved by end of 2018
Annual Depreciation and Amortization Savings	• ~$17 – $20 million primarily from technology platform synergies	• $19 million in 2017	
Transaction and Integration Costs	• Up to ~$28 million	• Approximately $24 million	• Less than $2 million in 2018

FirstCash

22

TTM ADMIN AND D&A EXPENSES ($ IN MILLIONS ON A TTM BASIS) Realized Synergies of $73 Million at June 2018 $250 $235 $228 $239 $213 $199 $200 $70 $189 $67 $177 $63 $169 $166 $59 $57 $150 $55 $52 $49 $100 $165 $161 $151 $140 $132 $122 $117 $117 $50 $- Q3-2016 Q4-2016 Q1-2017 Q2-2017 Q3-2017 Q4-2017 Q1-2018 Q2-2018 Proforma Admin Exp. Proforma Depreciation and Amortization Exp. Proforma Pre-Merger Expense Note: Excludes merger related expenses 23

U.S. PAWN AND INVENTORY COMPOSITION U.S. OPERATIONS SEGMENT PAWN COLLATERAL INVENTORY 19% 16% 8% 63% 6% 59% 3% 3% 6% 3% 11% 3% JEWELRY ELECTRONICS TOOLS SPORTING GOODS MUSICAL INSTRUMENTS OTHER Note: As of 6/30/18 24

U.S. EARNINGS GROWTH STRATEGY •CONTINUE SCOUTING ACQUISITIONS IN EXISTING STATES – ORGANIC DEMAND AS UNBANKED AND UNDERBANKED DEMOGRAPHICS CONTINUE TO GROW – CONTINUED OPPORTUNITIES FOR SMALLER “TUCK-IN” ACQUISITIONS – 12 STORE ACQUISITION IN TN/GA (US MONEY Q2-2018) – 6 SINGLE STORE ACQUISITIONS TO DATE IN 2018 •DRIVE FURTHER MERGER SYNERGIES & MARGIN IMPROVEMENT – ADDITIONAL SYNERGIES EXPECTED IN 2018 – INCREASED RETAIL MARGINS, ESPECIALLY IN LEGACY CASH AMERICA LOCATIONS – EXPECTING PAWN LOAN GROWTH IN SECOND HALF OF 2018 AND BEYOND 25

STABLE REGULATORY CLIMATE FOR PAWN • PAWN LOANS ARE DIFFERENT FROM TRADITIONAL CONSUMER LOAN PRODUCTS AND NOT SUBJECT TO THE CFPB SMALL DOLLAR LOAN RULES BECAUSE THEY: – ARE NON-RECOURSE LOANS – HAVE SIGNIFICANTLY SMALLER AVERAGE LOAN SIZES – DO NOT INVOLVE CREDIT CHECKS, COLLECTION ACTIVITIES, ACH TRANSACTIONS OR NEGATIVE CREDIT REPORTING • REGULATIONS ARE PRIMARILY AT THE STATE LEVEL IN THE U.S. AND THE FEDERAL LEVEL IN LATIN AMERICA • NO SIGNIFICANT NEGATIVE REGULATORY CHANGES IN THE LAST 25 YEARS • STATES WITH A POSITIVE RATE CHANGE INCLUDE: – OHIO (119 STORES): ENACTED MARCH 28, 2017 – WASHINGTON (33 STORES): ENACTED JULY 24, 2015 – ARIZONA (33 STORES): ENACTED JULY 24, 2014 – NEVADA (27 STORES): ENACTED OCTOBER 1, 2011 26

PUEBLA, MEXICO CUAUTLA, MEXICO FINANCIAL HIGHLIGHTS

ADJUSTED NET INCOME AND ADJUSTED EBITDA ($ IN MILLIONS) $277 $280 $273 $240 $200 $180 $160 $147 $132 $131 $120 $85 $80 $68 $40 $0 2015 2016 2017 TTM Q2-2018 Adjusted Net Income Adjusted EBITDA Note: Adjusted Net Income and Adjusted EBITDA are non-GAAP numbers. See appendix for reconciliation to Net Income. 28

OPERATING CASH FLOW AND ADJUSTED FREE CASH FLOW ($ IN MILLIONS) $250 $238 $231 $238 $220 $200 FCF YIELD1 6% $150 TTM 6/30/2018 $97 $100 $93 $68 $68 $50 $0 2015 2016 2017 TTM Q2-2018 Operating Activities Cash Flow Adjusted Free Cash Flow Note: Adjusted Free Cash Flow is a non-GAAP number. See appendix for reconciliation to Cash Flow from Operating Activities. 1 FCF Yield is calculated as TTM Adjusted Free Cash Flow / Market Cap. 29

ADJUSTED EARNINGS PER SHARE GUIDANCE AS PROVIDED ON JULY 26, 2018 GUIDANCE RANGE2: $4.00 $3.35 - $3.55 $3.50 $3.00 $2.74 $2.50 $2.42 $2.44 $2.00 $1.50 $1.00 $0.50 $0.00 2015 2016 2017 2018 Guidance Adjusted Net Income Per Share1 2018 Guidance 1 Adjusted earnings measures may exclude the impact of the Tax Act, merger and other acquisition expenses and the loss on extinguishment of debt from the senior notes refinancing, which are further described in the detailed reconciliations of adjusted earnings provided elsewhere in this presentation 2 Given the difficulty in predicting the amount and timing of future merger and other acquisition expenses, the Company cannot reasonably provide a full reconciliation of adjusted guidance to GAAP guidance 30

FIRSTCASH FISCAL 2018 OUTLOOK •REITERATING FISCAL FULL-YEAR 2018 GUIDANCE FOR ADJUSTED DILUTED EARNINGS PER SHARE TO BE IN THE RANGE OF $3.35 TO $3.551 – COMPARES TO INITIAL 2018 GUIDANCE OF $3.15 TO $3.35 – REPRESENTS EARNINGS PER SHARE GROWTH TO BE IN A RANGE OF 22% TO 30% •KEY ASSUMPTIONS: – THE COMPANY NOW EXPECTS TO ADD APPROXIMATELY 425 TOTAL LOCATIONS IN 2018, WHICH INCLUDES AT LEAST 65 NEW STORE OPENINGS AND THE 360 STORES ACQUIRED YEAR-TO-DATE2 – ESTIMATED EXCHANGE RATE OF APPROXIMATELY 20.0 MEXICAN PESOS / U.S. DOLLAR – EXPECTED EFFECTIVE INCOME TAX RATE FOR FISCAL 2018 OF APPROXIMATELY 26% TO 27% – ANTICIPATED EARNINGS DRAG OF APPROXIMATELY $0.21 TO $0.23 PER SHARE DUE TO ACCELERATED STRATEGIC REDUCTIONS IN CONSUMER LENDING OPERATIONS 1 The guidance, announced on 7/26/2018, for fiscal 2018 is presented on a non-GAAP basis. Given the difficulty in predicting the amount and timing of future merger and other acquisition expenses, the Company cannot reasonably provide a full reconciliation of adjusted guidance to GAAP guidance 2 As of Press Release 9/11/2018 31

DIVIDENDS PER SHARE CONTINUE TO GROW 2018 GUIDANCE: $1.00 ★ IDENTIFIES SEQUENTIAL QUARTER- OVER-QUARTER DIVIDEND INCREASE $0.88 $0.80 $0.77 $0.22 $0.20 $0.60 $0.57 $0.22 $0.19 $0.19 $0.40 $0.125 $0.22 $0.19 $0.20 $0.125 $0.19 $0.22 $0.125 $0.00 2016 2017 2018 Qtr. 1 Qtr. 2 Qtr. 3 Qtr. 4 Projected 32

POST-MERGER CASH FLOWS SUPPORT INVESTMENTS AND SHAREHOLDER RETURNS WITHOUT INCREASING LEVERAGE ($ IN MILLIONS) Post-Merger Investments OUTSTANDING DEBT $600 $600 & Shareholder Returns $560 $522 $38 MILLION $485 REDUCTION $39 $400 $66 $400 $222 $360 $71 $200 $200 $309 $300 $200 $0 $0 POST MERGER ACTIVITY: 9/30/2016 6/30/2018 10/1/2016 - 6/30/2018 At Merger Currently Buybacks Capital Expenditures FCFS 2021 Sr. Notes FCFS 2024 Sr. Notes FCFS Line of Credit Dividends Acquisitions 33

OVER $1.5 BILLION IN CUMULATIVE INVESTMENTS & SHAREHOLDER PAYOUTS Cumulative Total $1,500 Stock Repurchases & Dividends: $ Millions $1,400 - 16,286,724 split-adjusted shares repurchased $1,300 - $77 million in cumulative dividends paid $1,200 Acquisitions Since 2004: $1,100 - 179 stores acquired in U.S. $1,000 - 504 stores acquired in Latin America - 815 stores acquired in Cash America Merger $724 $900 Capital Expenditures Since 2004: $800 - Includes 801 De Novo store openings $700 $600 $451 $500 $438 $400 $300 $200 $329 $100 $0 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Q2 2018 Stock Repurchases & Dividends Acquisitions Capital Expenditures Net Debt Note: As of 6/30/2018 34

INVESTMENT RECAP • PAWN-FOCUSED BUSINESS MODEL ⦁ FOCUSED ON SMALL SECURED LOANS TO UNDERBANKED CONSUMERS WITH LIMITED ACCESS TO TRADITIONAL CREDIT PRODUCTS ⦁ FOCUS ON FULL-SERVICE LENDING & RETAIL MODEL IS A SIGNIFICANT COMPETITIVE ADVANTAGE ⦁ STRONG MARGINS & CASH FLOWS ALLOW FOR STORE GROWTH AND DIVIDEND & SHARE BUYBACKS • PROVEN MULTI-COUNTRY GROWTH STRATEGY ⦁ LONG RUNWAY FOR GROWTH IN LATIN AMERICA WHERE CUSTOMER DEMOGRAPHICS ARE FAVORABLE AND COMPETITION IS LIMITED • STRONG BALANCE SHEET TO FUND FUTURE GROWTH, ACQUISITIONS, SHARE BUYBACKS AND PAY DIVIDENDS 35

KANSAS CITY, MISSOURI APPENDIX SANTA TECLA, EL SALVADOR

NON-GAAP FINANCIAL INFORMATION The Company uses certain financial calculations such as adjusted net income, adjusted net income per share, EBITDA, adjusted EBITDA, free cash flow, adjusted free cash flow and constant currency results (as defined or explained below) as factors in the measurement and evaluation of the Company’s operating performance and period-over-period growth. The Company derives these financial calculations on the basis of methodologies other than generally accepted accounting principles (“GAAP”), primarily by excluding from a comparable GAAP measure certain items the Company does not consider to be representative of its actual operating performance. These financial calculations are “non-GAAP financial measures” as defined in SEC rules. The Company uses these non-GAAP financial measures in operating its business because management believes they are less susceptible to variances in actual operating performance that can result from the excluded items, other infrequent charges and currency fluctuations. The Company presents these financial measures to investors because management believes they are useful to investors in evaluating the primary factors that drive the Company’s operating performance and because management believes they provide greater transparency into the Company’s results of operations. However, items that are excluded and other adjustments and assumptions that are made in calculating adjusted net income, adjusted net income per share, EBITDA, adjusted EBITDA, free cash flow, adjusted free cash flow and constant currency results are significant components in understanding and assessing the Company’s financial performance. These non-GAAP financial measures should be evaluated in conjunction with, and are not a substitute for, the Company’s GAAP financial measures. Further, because these non-GAAP financial measures are not determined in accordance with GAAP and are thus susceptible to varying calculations, adjusted net income, adjusted net income per share, EBITDA, adjusted EBITDA, free cash flow, adjusted free cash flow and constant currency results, as presented, may not be comparable to other similarly titled measures of other companies. The Company has adjusted the applicable financial measures to exclude, among other expenses and benefits, merger and other acquisition expenses because it generally would not incur such costs and expenses as part of its continuing operations. Merger and other acquisition expenses include incremental costs directly associated with acquisition activities, including professional fees, legal expenses, severance, retention and other employee-related costs, contract breakage costs and costs related to consolidation of technology systems and corporate facilities among others. 37

RECONCILIATION OF NET INCOME TO ADJUSTED NET INCOME ($ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) TTM ENDED EAR NDED ECEMBER Y E D 31, JUNE 30, 2015 2016 2017 2018 IN THOUSANDS PER SHARE IN THOUSANDS PER SHARE IN THOUSANDS PER SHARE IN THOUSANDS NET INCOME $60,710 $2.14 $60,127 $1.72 $143,892 $3.00 $167,814 ADJUSTMENTS, NET OF TAX: MERGER AND OTHER ACQUISITION EXPENSES: TRANSACTION - - 14,399 0.41 - - 1,344 SEVERANCE AND RETENTION - - 9,594 0.27 2,456 0.05 1,698 OTHER 1,989 0.07 2,030 0.06 3,254 0.07 2,944 TOTAL MERGER AND OTHER ACQUISITION 1,989 0.07 26,023 0.74 5,710 0.12 5,986 EXPENSES NET TAX BENEFIT FROM TAX ACT - - - - (27,269) (0.57) (27,269) LOSS ON EXTINGUISHMENT OF DEBT - - - - 8,892 0.19 13 NET GAIN ON SALE OF COMMON STOCK OF ENOVA - - (818) (0.02) - - - RESTRUCTURING EXPENSES RELATED TO U.S. 5,784 0.21 - - - - - CONSUMER LOAN OPERATIONS ADJUSTED NET INCOME $68,483 $2.42 $85,332 $2.44 $131,225 $2.74 $146,544 38

RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA ($ IN THOUSANDS) YEAR ENDED DECEMBER 31, TTM ENDED JUNE 30, 20151 2016 2017 2018 NET INCOME $60,710 $60,127 $143,892 $167,814 INCOME TAXES 26,971 33,320 28,420 28,838 DEPRECIATION AND AMORTIZATION 17,446 31,865 55,233 48,536 INTEREST EXPENSE 16,887 20,320 24,035 25,064 INTEREST INCOME (1,566) (751) (1,597) (2,598) EBITDA 120,448 144,881 249,983 267,654 ADJUSTMENTS: MERGER AND OTHER ACQUISITION EXPENSES 2,875 36,670 9,062 9,161 LOSS ON EXTINGUISHMENT OF DEBT - - 14,114 20 RESTRUCTURING EXPENSES RELATED TO U.S. CONSUMER LOAN OPS 8,878 - - - NET GAIN ON SALE OF COMMON STOCK OF - - ENOVA - (1,299) ADJUSTED EBITDA $132,201 $180,252 $273,159 $276,835 1 For fiscal year 2015, excludes $493 of depreciation and amortization, which is included in the restructuring expenses related to U.S. consumer loan operations 39

RECONCILIATION OF CASH FLOW FROM OPERATING ACTIVITIES TO FREE CASH FLOW & ADJUSTED FREE CASH FLOW ($ IN THOUSANDS) YEAR ENDED DECEMBER 31, TTM ENDED JUNE 30, 2015 2016 2017 2018 CASH FLOW FROM OPERATING $92,749 $96,854 $220,357 $237,511 ACTIVITIES CASH FLOW FROM INVESTING ACTIVITIES: LOAN RECEIVABLES, NET OF CASH REPAYMENTS (3,716) (16,072) 40,735 37,685 PURCHASES OF PROPERTY AND EQUIPMENT (21,073) (33,863) (37,135) (42,922) FREE CASH FLOW 67,960 46,919 223,957 232,274 MERGER AND OTHER ACQUISITION EXPENSES PAID, NET - 20,939 6,659 6,213 OF TAX BENEFIT ADJUSTED FREE CASH FLOW $67,960 $67,858 $230,616 $238,487 40

INVESTOR CONTACT INFORMATION INVESTOR RELATIONS GAR JACKSON INVESTORRELATIONS@FIRSTCASH.COM GLOBAL IR GROUP IR.FIRSTCASH.COM GAR@GLOBALIRGROUP.COM (817) 258-2650 (817) 886-6998 41